UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 23, 2020

First Horizon National Corporation

(Exact Name of Registrant as Specified in Charter)

Tennessee	001-15185	62-0803242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 Madison Avenue,

Memphis, Tennessee 38103

(Address of Principal Executive Office) (Zip Code)

(901) 523-4444

Registrant’s telephone number, including area code

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/4,000th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	FHN PR A	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

As previously announced, on November 3, 2019, First Horizon National Corporation ( “First Horizon”) and IBERIABANK Corporation (“IBKC”) entered into an agreement and plan of merger, pursuant to which IBKC will merge with and into First Horizon, with First Horizon as the surviving entity in the merger, as described in the Current Report on Form 8-K filed by First Horizon on November 7, 2019. Following the completion of the merger, IBERIABANK, a subsidiary of IBKC, will merge with and into First Horizon Bank, a subsidiary of First Horizon, with First Horizon Bank as the surviving bank.

This Current Report on Form 8-K is being filed to provide the following documents for purposes of incorporating them by reference into one or more offering documents in connection with issuances of securities:

●	IBKC’s consolidated balance sheets as of December 31, 2019 and 2018 and the related consolidated statements of comprehensive income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2019, the related notes thereto and the related report of Ernst & Young LLP, independent registered public accounting firm, dated March 2, 2020, which are attached hereto as Exhibit 99.1;

●	Selected information derived from First Horizon’s First Quarter 2020 Financial Supplement, which is attached hereto as Exhibit 99.2; and

●	Selected information derived from IBKC’s earnings release issued for the quarter ended March 31, 2020, which is attached hereto as Exhibit 99.3.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.

99.1	IBKC’s consolidated balance sheets of IBKC as of December 31, 2019 and 2018 and the related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2019, the related notes thereto and the related report of Ernst & Young LLP, independent registered public accounting firm, dated March 2, 2020.

99.2	Selected information derived from First Horizon National Corporation’s First Quarter 2020 Financial Supplement.

99.3	Selected information derived from IBKC’s earnings release issued for the quarter ended March 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation

Date: April 23, 2020	By:	/s/ William C. Losch III
Executive Vice President and Chief Financial Officer